UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Commission File Number: 333-202970

Date of Report (Date of earliest event reported): May 29, 2020

Vitalibis, Inc.
(Exact name of Registrant as specified in its charter)

Nevada	30-0828224
(State of incorporation)	(IRS Employer ID Number)

3960 Howard Hughes Parkway, Suite 500, Las Vegas, NV 89169
Address of Principal Executive Office

(Previous Address of principal executive offices)

702-944-9620
Registrant’s telephone number, including area code

________________________________________

(Former name or former address, if changed since last report.)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:

None

Name of each exchange on which registered:

None

Securities registered pursuant to Section 12(g) of the Act:

Title of each class:

None

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01 Other Events.

At a Special Meeting of the Board of Directors of Vitalibis, Inc., a Nevada corporation, held on May 29, 2020, the Board adopted the following Resolution:

After due consideration, the Board of Directors unanimously approved a resolution authorizing the Company to present to shareholders for approval the Board’s recommendation to amend the Company’s Articles of Incorporation to effect an increase of the Company’s Authorized Shares of Common Stock, par value $.001, pursuant to applicable Nevada state laws, rules and regulations, as well as the Company’s Bylaws.

Based on a resolution and recommendation from the Board of Directors, on May 29, 2020, the shareholders holding the majority voting power and control (86%) of the total shares eligible to vote (“Controlling Shareholders”), by consent resolution, and pursuant to Section 2.17 of Article II of the Bylaws, and Nevada Revised Statutes (NRS) §78.320, subparagraphs 2 and 3 thereunder, unanimously approved an Amendment to the Company’s Articles of Incorporation increasing the authorized Common Stock, par value $.001, from 195,000,000 shares to 495,000,000 shares.

The Controlling Shareholders further authorized and empowered the Board of Directors, for and on behalf of the Company, to execute and file the Amendment with the Nevada Secretary of State.

The Amendment was duly filed with and recorded by Nevada Secretary of State in May 29, 2020.

The Company is closely monitoring additional convertible note conversions and has disclosed all conversions below since filing its 10-Q on May 15, 2020.

In May 2020, the holder of a November 25, 2019 convertible promissory note converted $41,640 of principal and $3,000 of fees into 5,900,000 shares of common stock.

In May and June 2020, the holder of the second November 25, 2019 convertible promissory note converted $101,100 of principal into 13,634,093 shares of common stock.

In May 2020, the holder of the March 29, 2019 convertible promissory note that is currently in default converted $19,000 of principal into 2,857,142 shares of common stock.

As of the date of this Form 8-K report, there were 79,490,933 shares of common stock issued and outstanding.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 3, 2020

VITALIBIS, Inc.

By: /s/ Steve Raack

Steve Raack

President and Chief Executive Officer